EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 23, 1999, relating to the consolidated financial statements and financial statement schedule, which appears in SBE, Inc. Annual Report on Form 10-K for the year ended October 31, 1999.



/s/  PricewaterhouseCoopers  LLP

San  Jose,  California
September  13,  2000




                                       8